Nationwide Fund
Summary Prospectus September 24, 2018

Class/Ticker A NWFAX C GTRCX R GNWRX R6 NWABX Institutional Service Class MUIFX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, each dated February 28, 2018 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundprospectuses, email a request to web_help@nationwide.com or call 800-848-0920, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Objective
The Nationwide Fund seeks total return through a flexible combination of capital appreciation and current income.
Fees and Expenses
This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 67 of the Prospectus and in “Additional Information on Purchases and Sales” commencing on page 102 of the Statement of Additional Information.
	Class A Shares	Class C Shares	Class R Shares	Class R6 Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.18%	0.18%	0.36%	0.11%	0.18%
Total Annual Fund Operating Expenses	0.96%	1.71%	1.39%	0.64%	0.71%
Fee Waiver/Expense Reimbursement(2)	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.92%	1.67%	1.35%	0.60%	0.67%
(1)	“Management Fees” has been restated due to a reduction in the contractual investment advisory fee rate effective November 13, 2017.
(2)	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.045% of the management fee to which the Adviser would otherwise be entitled until June 30, 2019. Pursuant to the terms of the written contract, the Adviser is not entitled to recoup any fees it has waived. The written contract may be changed or eliminated only with consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that
SP-NAT (9/18)
Summary Prospectus September 24, 2018	1	Nationwide Fund

may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$663	$860	$1,072	$1,682
Class C Shares	270	535	924	2,016
Class R Shares	137	436	757	1,665
Class R6 Shares	61	201	353	795
Institutional Service Class Shares	68	223	391	879
You would pay the following expenses on the same investment if you did not sell your shares:
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$170	$535	$924	$2,016
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79.20% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in a diversified portfolio of common stocks to produce an overall blended equity portfolio consisting of various types of stocks that the subadviser believes offer the potential for capital growth and/or dividend income. Most of the stocks in which the Fund invests are issued by large-capitalization companies. The Fund considers large-capitalization companies to be those companies with market capitalizations of more than $5 billion. Some of these companies may be located outside of the United States. The Fund makes market capitalization determinations with respect to a security at the time it purchases such security.
In managing the Fund, the subadviser allocates the Fund’s assets across a variety of industries, selecting companies in each industry based on the research of a team of global industry analysts. The Fund typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices.
The subadviser employs a “bottom-up” approach to selecting securities, emphasizing those that it believes to represent above-average potential for total return, based on fundamental research and analysis. Fundamental analysis of a company typically involves the assessment of a variety of factors, and may include the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and environmental, social and/or governance (ESG) factors. The subadviser seeks to develop a portfolio that is broadly diversified across issuers, sectors, industries and styles. The Fund’s portfolio therefore will include stocks that are considered to be either growth stocks or value stocks. Because the subadviser’s process is driven primarily by individual stock selection, the overall portfolio’s yield, price-to-earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, the Fund may emphasize either growth stocks or value stocks. The subadviser may sell a security when it believes that a significant change in the company’s business fundamentals exists, it has become overvalued in terms of earnings, assets or growth prospects, or in order to take advantage of more attractive alternatives.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Growth style risk– growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
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Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually may be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Loss of money is a risk of investing in the Fund.
Performance
The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.
Annual Total Returns – Institutional Service Class Shares
(Years Ended December 31,)
Highest Quarter:	17.77%	–	2nd qtr. of 2009
Lowest Quarter:	-25.29%	–	4th qtr. of 2008
Year-to-date total return as of March 31, 2018: -0.37%
After-tax returns are shown in the table for Institutional Service Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-advantaged arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Class R6 shares had not commenced operations as of December 31, 2017. Therefore, pre-inception historical performance for Class R6 shares is based on the previous performance of Institutional Service Class shares. Performance for Class R6 shares has been adjusted to reflect the difference in sales charges (see below) but not differing expenses.
Performance returns for Institutional Service Class shares reflect a front-end sales charge of 4.50% through July 31, 2012. This front-end sales charge was eliminated as of August 1, 2012, at which time the former Class D shares were re-designated as Institutional Service Class shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2017)
	1 Year	5 Years	10 Years
Class A Shares – Before Taxes	13.04%	13.04%	5.70%
Class C Shares – Before Taxes	18.04%	13.52%	5.56%
Class R Shares – Before Taxes	19.41%	13.91%	5.96%
Class R6 Shares – Before Taxes	20.20%	14.66%	6.57%
Institutional Service Class Shares – Before Taxes	20.20%	14.66%	6.08%
Institutional Service Class Shares – After Taxes on Distributions	16.77%	13.43%	5.41%
Institutional Service Class Shares – After Taxes on Distributions and Sales of Shares	12.74%	11.53%	4.74%
S&P 500® Index (The Index does not pay sales charges, fees, expenses or taxes.)	21.83%	15.79%	8.50%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Wellington Management Company LLP
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Mark D. Mandel, CFA	Senior Managing Director and Head of Research Portfolios	Since 2017
Jonathan G. White, CFA	Managing Director and Director, Research Portfolios	Since 2017
Mary L. Pryshlak, CFA	Senior Managing Director and Director of Global Industry Research	Since 2018
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Purchase and Sale of Fund Shares
Minimum Initial Investment
Class A, Class C: $2,000
Class R: no minimum
Class R6: $1,000,000
Institutional Service Class: $50,000
Automatic Asset Accumulation Plan (Class A, Class C): $0*
*Provided each monthly purchase is at least $50
Minimum Additional Investment Class A, Class C: $100 Class R, Class R6, Institutional Service Class: no minimum Automatic Asset Accumulation Plan (Class A, Class C): $50
In general, you can buy or sell (redeem) shares of the Fund through your broker-dealer or financial intermediary, or by mail or phone on any business day. You can generally pay for shares by check or wire.
To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.
Tax Information
The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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